Property, plant and equipment	6 Months Ended
Jun. 30, 2022
Property, plant and equipment [abstract]
Property, plant and equipment	Property, plant and equipment

(in thousands of USD)	Note	Vessels	Vessels under construction	Right-of-use assets	Other tangible assets	Total PPE

At January 1, 2022
Cost	—	4,875,811	181,293	53,226	5,244	5,115,574
Depreciation & impairment losses	—	(1,908,024)	—	(24,225)	(4,026)	(1,936,275)
Net carrying amount		2,967,787	181,293	29,001	1,218	3,179,299

Acquisitions	—	444,744	72,866	13,384	95	531,089
Disposals and cancellations	—	(164,768)	—	—	—	(164,768)
Depreciation charges	—	(95,364)	—	(10,398)	(306)	(106,068)
Transfer to assets held for sale	8	(50,345)	—	—	—	(50,345)
Transfers	—	117,132	(117,132)	—	—	—
Translation differences	—	—	—	(65)	(10)	(75)
Balance at June 30, 2022		3,219,186	137,027	31,922	997	3,389,132

At June 30, 2022
Cost	—	5,375,264	137,027	66,545	5,207	5,584,043
Depreciation & impairment losses	—	(2,156,078)	—	(34,623)	(4,210)	(2,194,911)
Net carrying amount		3,219,186	137,027	31,922	997	3,389,132

In the first six months of 2022, the Maria, Cap Pierre, Amundsen, Captain Michael, Sonia, Iris, Ingrid, Cap Lara, Alsace, Dalma, Daishan and Hatteras have been dry-docked. The cost of planned repairs and maintenance is capitalized and included under the heading Acquisitions.
In January, two newbuilding Suezmaxes joined our fleet. Cedar (2022 - 157,310 dwt) was delivered on January 7, 2022 and Cypress (2022 - 157,310 dwt) on January 20, 2022. Both were constructed at Daehan Shipbuilding (DHSC) in South Korea. These two vessels were previously reported as vessels under construction as at December 31, 2021.
On April 29, 2022, Euronav announced the purchase of two eco-VLCCs, the Chelsea (2020 – 299,995 dwt) and the Ghillie (2019 – 297,750 dwt), for USD 179 million in total. They are sisters of our D-class vessels (Delos, (2021 – 300,200 dwt), Diodorus (2021 – 300,200 dwt), Doris (2021 – 300,200 dwt) and Dickens (2021 – 299,550 dwt). These vessels were all built in Korea at DSME, are fitted with scrubbers and are the latest generation of ecotype VLCC's. The vessels entered the fleet under their new names Dalis (previously Chelsea) and Derius (previously Ghillie).
As of June 7, 2022, the Group recognized the FSOs Asia and Africa fully in property, plant and equipment due to the acquisition of the remaining 50% in TI Asia and TI Africa for an amount of USD 224.6 million (see Note 5 and 6). The price paid, which amounts to USD 129.9 million can be identified under 'Acquisitions of vessels' in the cash flow statement. The transaction was booked as an asset acquisition as the asset concentration test was met under IFRS 3, given that substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset (i.e. the FSO and related lease component in the customer contract). The intangible asset related to the service component in the customer contract (see Note 13) has been separately recorded on the balance sheet as this could not be included in the single identifiable asset related to the FSO. The intangible asset was valued at USD 16.6 million which did not alter the "substantially all" criterium.
The Group had six vessels under construction at June 30, 2022 for an aggregate amount of USD 137 million. The amounts presented within "vessels under construction" relate to three eco-type VLCCs and three eco-type Suezmaxes.
On June 24, 2022, Euronav has declared the options to extend the time charter agreement for the two Suezmaxes Marlin Sardinia and Marlin Somerset with an additional 12 months. This resulted in the recognition of a right-of-use asset of USD 13.4 million.
Disposal of assets – Gains/losses

(in thousands of USD)	Note	Sale price	Book Value	Gain	Loss
Newton - Sale	—	35,370	32,953	1,163	—
Filikon - Sale	—	15,974	6,570	9,404	—
At June 30, 2021		51,344	39,523	10,567	—

		Sale price	Book Value	Gain	Loss
Sandra - Sale	—	47,520	47,299	221	—
Sara - Sale	—	47,520	46,013	1,507	—
Sonia - Sale	—	50,490	50,837	—	(347)
Cap Leon - Sale	—	19,924	9,081	10,843	—
Cap Pierre - Sale	—	19,058	11,537	7,521	—
Other	—	—	—	13,500	—
At June 30, 2022		184,512	164,767	33,592	(347)

On January 26, 2022, Euronav announced that the Company booked a USD 18 million capital gain on disposal of assets upon the redelivery of 4 VLCCs, which occurred at the maturity of a five-year sale and leaseback agreement. The four VLCCs are: the Nautilus (2006; 307,284 dwt), Navarin (2007; 307,284 dwt), Neptun (2007; 307,284 dwt) and the Nucleus (2007; 307,284 dwt). As the first ship was redelivered on December 15, 2021, USD 4.5 million was booked in the fourth quarter of 2021, whereas the remaining USD 13.5 million was booked in the first quarter of 2022.
On April 29, 2022, Euronav has sold four older S-class VLCCs for an en-bloc price of USD 198 million. The four vessels are the Sandra (2011 – 323,527 dwt), Sara (2011 – 322,000 dwt), Simone (2012 – 315,988 dwt) and the Sonia (2012 – 314,000 dwt). A net capital gain of USD 1.4 million was recorded on the sale of the three vessels delivered before June 30, 2022. The VLCC Simone was recorded as non-current asset held for sale as of June 30, 2022 and will be delivered to its new owners in the course of the second half year 2022 (see Note 8).
On June 13, 2022, Euronav announced that it has sold its two eldest Suezmax vessels Cap Pierre (2004 - 159,048 dwt) and Cap Leon (2003 - 159,048 dwt). The combined net capital gains realised on these sales amount to USD 18.4 million upon delivery to its new owners.
Impairment
Tankers
Euronav defines its cash generating unit as a single vessel, unless such vessel is operated in a pool, in which case such vessel, together with the other vessels in the pool, are collectively treated as a cash generating unit. The carrying amounts of Euronav’s non-financial assets are reviewed at each reporting date to determine whether there is any indication of impairment. If any such indication exists, the asset’s recoverable amount is estimated.
In accordance with IAS 36, Euronav has updated its review of various internal and external indicators performed as of December 31, 2021 to determine whether there were indications that vessels in the tanker segment were impaired as of June 30, 2022. As a result of this analysis, the Company concluded that the net operating losses reported for the period ended June 30, 2022 is considered the main indicator for impairment as well as the currently low market freight in the VLCC segment (2021: the low market rates and the net operating losses were the main indicators).
The Group has performed an impairment test for tankers whereby the carrying amount of an asset or CGU is compared to its recoverable amount, which is the greater of its value in use and market value. In assessing value in use, the following assumptions were used:
•Weighted average of past and ongoing shipping cycles, including management judgement for the ongoing cycle and for the weighting factors applied, is used as forecast charter rates
•Weighted Average Cost of Capital (‘WACC’) of 5.19% (2021: 5.19%)
•20 year useful life with residual value equal to lightweight tonnage multiplied by 4 year average scrap steel value per ton
Although management believes that the assumptions used to evaluate potential impairment are reasonable and appropriate, such assumptions are subject to judgment. The Group uses a business cycle approach to forecast expected TCE rates. By defining a shipping cycle from peak to peak over the last 20 years and including management’s expectation of the completion of the current cycle, management is better able to capture the full length of a business cycle while also giving more weight to recent and current market experience. The current cycle is forecasted based on management judgement, analyst reports and past experience.
The impairment test did not result in a requirement to record an impairment loss. With an increase of the WACC of 200bps to 7.19%, the analysis would also indicate that the carrying amount of the vessels as of June 30, 2022 is not impaired. The weighting and forecasting on the ongoing cycle are based on management judgement for the next two years (2023 – 2024). Using the peak-to-peak excluding forecast or the last completed cycle would not lead to an impairment. Using the ongoing cycle including forecast would lead to an impairment of USD 1.1 million (2021: USD 1.4 million).

When using the 10-year historical charter rates in this impairment analysis, the impairment analysis indicates that an impairment is required for the tanker fleet of USD 2.5 million (2021: USD 0.9 million). When using the 5-year historical charter rates in this impairment analysis, the impairment analysis indicates that an impairment is required for the tanker fleet of USD 5.6 million (2021: USD 7.1 million). When using the 3-year historical charter rates in this impairment analysis, the impairment analysis indicates that an impairment is required for the tanker fleet of USD 3.0 million (2021: USD 1.2 million), and when using 1-year historical charter rates in this impairment analysis, the impairment analysis indicates that an impairment is required for the tanker fleet of USD 17.6 million (2021: USD 28.8 million).
FSO
The Group also reviews internal and external indicators, similar to the ones used for tankers, to assess whether the FSO’s might be impaired. The FSO Asia and FSO Africa are on a five years timecharter contract to North Oil Company, the operator of the Al-Shaheen oil field, whose shareholders are Qatar Petroleum Oil & Gas Limited and Total E&P Golfe Limited, until July 22, 2022 and September 22, 2022 respectively. In November 2020, the two joint ventures (TI Asia Ltd and TI Africa Ltd., see Note 5 and 6) signed an extension for ten years in direct continuation of their current contractual service, or until July 21, 2032 and September 21, 2032 respectively. The review of the indicators did not trigger the requirement to perform a more in-depth impairment analysis at June 30, 2022.
Security
All tankers financed with bank loans are subject to a mortgage to secure bank loans (see Note 16).
Vessels on order or under construction
The Group has six vessels under construction as at June 30, 2022. Prepayments during the year have been done for four vessels of which two have been delivered during the first quarter 2022. The aggregate amount of the prepayments for the first semester of 2022 was USD 71.1 million (December 31, 2021: USD 352.9 million). The amounts presented within "Vessels under construction" relate to three eco-Suezmax vessels and three eco-VLCC vessels from Hyundai Samho Shipyard.
The three Suezmax vessels have an expected delivery date in the third quarter of 2023 and the first quarter of 2024. Two VLCC vessels from Hyundai Samho Shipyard have an expected delivery in Q1 2023. Delivery for the lifted option VLCC will be the second quarter of 2023.
Capital commitment
As at June 30, 2022 the Group's total capital commitment amounts to USD 344.7 million (December 31, 2021: USD 414.3 million). These capital commitments relate to three VLCC newbuilding contracts and three Suezmax newbuilding contracts and can be detailed as follows:

(in thousands of USD)	Total	2022	2023	2024	2025

Commitments in respect of VLCCs	205,240	37,360	167,880	—	—
Commitments in respect of Suezmaxes	139,425	6,639	99,589	33,196	—
Commitments in respect of FSOs	—	—	—	—	—
Total	344,665	43,999	267,469	33,196	—